UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2014

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)
On June 11, 2014, Cardinal Health, Inc. (the “Company”) announced that Jeffrey W. Henderson, the Company's Chief Financial Officer, intends to retire from the Company in August 2015 (the "Retirement Date"). The Company is launching a process to select a successor for Mr. Henderson's role. If the Company selects a successor chief financial officer prior to the Retirement Date, Mr. Henderson will cease to serve as Chief Financial Officer at that time, but will remain an employee of the Company through the Retirement Date.
(e)
To provide for a smooth transition in connection with Mr. Henderson's retirement, the Company has entered into a letter agreement with him (the “Retirement Letter”). The Retirement Letter provides for an annual salary of $800,000 (effective in August 2014) and confirms his eligibility for a fiscal 2015 annual cash incentive award with a target of 100% of salary (the same as in fiscal 2014). It also provides that in lieu of being eligible for fiscal 2015 long-term incentive grants, Mr. Henderson will receive a grant of restricted share units on August 15, 2014, the expected date of the Company's annual equity grant, with a grant value of $1,750,000 and a one-year vesting period. The Retirement Letter also provides that if the Company terminates Mr. Henderson's employment without cause before the Retirement Date, (i) he will continue to receive his salary through the Retirement Date, (ii) he will be eligible for fiscal 2014 and 2015 annual incentive awards, and (iii) his long-term incentive awards that are scheduled to vest in August 2014 and 2015 will continue to vest in accordance with their terms. Pursuant to the Retirement Letter, Mr. Henderson also has entered into a Confidentiality and Business Protection Agreement with the Company that includes two-year post-Retirement Date non-competition and non-solicitation restrictions. The Retirement Letter and the Confidentiality and Business Protection Agreement are filed with this report as Exhibits 10.1 and 10.2, respectively, and this description is qualified by reference to those agreements.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

10.1	Retirement Letter Agreement, dated June 10, 2014, between Cardinal Health, Inc. and Jeffrey W. Henderson
10.2	Confidentiality and Business Protection Agreement, dated June 10, 2014, between Cardinal Health, Inc. and Jeffrey W. Henderson

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: June 11, 2014	By:	/s/ Stephen T. Falk
Name: Stephen T. Falk
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1	Retirement Letter Agreement, dated June 10, 2014, between Cardinal Health, Inc. and Jeffrey W. Henderson
10.2	Confidentiality and Business Protection Agreement, dated June 10, 2014, between Cardinal Health, Inc. and Jeffrey W. Henderson

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